                                                                    EXHIBIT 10.1




                               AMENDMENT NO. 2 TO
                              FLOWSERVE CORPORATION
                           1998 RESTRICTED STOCK PLAN



Effective July 1, 1999, the last sentence of "Section 4 Shares Subject to Plan" is hereby amended and restated in its entirety as follows:

    "The maximum aggregate number of shares that may be issued under the Plan to any individual shall be 100,000 shares."

The remainder of the Plan shall remain unchanged and in full force and effect.


                                 FLOWSERVE CORPORATION


                                 By  /s/ Ronald F. Shuff
                                    --------------------------------------------

                                 Ronald F. Shuff
                                 Vice President, Secretary & General Counsel